Exhibit 99.1

ENTERCOM ANNOUNCES SETTLEMENT WITH U.S. DEPARTMENT OF

JUSTICE, CLEARS PATH FOR MERGER WITH CBS RADIO

Enters into Agreements with iHeartMedia, Beasley and Bonneville

Merger with CBS Radio Expected to Close as Early as November 17

BALA CYNWYD, PA – November 1, 2017 – Entercom Communications Corp. (NYSE: ETM) today announced a series of agreements in connection with its pending merger with CBS Radio Inc. (“CBS Radio”), including:

•	A settlement with the Antitrust Division of the U.S. Department of Justice (“DOJ”) that will allow Entercom and CBS Radio to move forward with the proposed combination;
•	Asset exchange agreements with iHeartMedia, Inc. (PINK: IHRT) and Beasley Broadcast Group, Inc. (NASDAQ: BBGI) in Boston, Seattle, Richmond and Chattanooga; and
•	Local Marketing Agreements (“LMA”) with Bonneville International Corporation in San Francisco and Sacramento.

In connection with these agreements, Entercom now expects its proposed combination with CBS Radio to close as early as November 17, pending approval from the Federal Communications Commission (“FCC”).

“Today’s announcements mark a significant milestone as we work to complete the transformational combination of Entercom and CBS Radio,” said David Field, President and Chief Executive Officer, Entercom. “While it is necessary to divest certain stations in order to secure regulatory approval, it is difficult to part ways with so many strong brands and, most importantly, their talented people. However, we are excited by the terrific new additions to our lineup that will bolster our position in Boston and expand our footprint in the Southeast. We look forward to unlocking the potential of the combined company to deliver value for our listeners, customers and shareholders.”

Including the previously announced agreement by Entercom to divest three stations to Educational Media Foundation (EMF), Entercom and CBS Radio have agreed to divest a total of 19 radio stations in the markets of Boston, Los Angeles, Sacramento, San Diego, San Francisco, Seattle and Wilkes-Barre. Collectively, Entercom will receive 11 stations in the Boston, Chattanooga and Richmond markets.

iHeartMedia Asset Exchange Agreement

Under the terms of the asset exchange agreement, iHeartMedia will receive four stations in Boston and three stations in Seattle. Entercom will receive six stations in Richmond and four stations in Chattanooga. As a result of the agreement, Entercom will enter two new markets in Richmond and Chattanooga. The iHeartMedia transaction is expected to close in the first quarter of 2018. The complete list of stations in the asset exchange agreement include:

Stations to be divested to iHeartMedia
Market	Current Owner	Station	Format
Boston	CBS Radio	WBZ-AM	News
Boston	CBS Radio	WZLX-FM	Classic Rock
Boston	Entercom	WKAF-FM	Urban Adult Contemporary
Boston	Entercom	WRKO-AM	News/Talk
Seattle	CBS Radio	KFNQ-AM	Sports
Seattle	CBS Radio	KJAQ-FM	Adult Hits
Seattle	CBS Radio	KZOK-FM	Classic Rock
iHeartMedia stations to be acquired by Entercom
Market	Station		Format
Chattanooga	WLND-FM		Adult Hits
Chattanooga	WKXJ-FM		Top 40
Chattanooga	WRXR-FM		Mainstream Rock
Chattanooga	WUSY-FM		Country
Richmond	WBTJ-FM		Hip Hop & R&B
Richmond	WRNL-AM		Sports
Richmond	WRVA-AM		News/Talk
Richmond	WRVQ-FM		Top 40
Richmond	WRXL-FM		Alternative Rock
Richmond	WTVR-FM		Adult Contemporary

Beasley Asset Exchange Agreement

Under the terms of the asset exchange agreement, Beasley will receive one station in Boston. Entercom will receive WMJX-FM, one of Boston’s leading heritage stations, and $12 million in cash consideration. The Beasley transaction is expected to close in the first quarter of 2018. The complete list of stations in the asset exchange agreement include:

Station to be divested to Beasley
Market	Current Owner	Station	Format
Boston	CBS Radio	WBZ-FM	Sports
Beasley station to be acquired by Entercom
Market	Stations		Format
Boston	WMJX-FM		Adult Contemporary

Bonneville Local Marketing Agreement

Under the terms of the LMA, Bonneville will program four stations in San Francisco and four stations in Sacramento. The LMA will become effective upon the closing of the Entercom and CBS Radio merger. The complete list of stations in the LMA include:

Stations to be programmed by Bonneville
Market	Current Owner	Station	Format
San Francisco	CBS Radio	KMVQ-FM	Top 40
San Francisco	Entercom	KBLX-FM	Urban Adult Contemporary
San Francisco	Entercom	KOIT-FM	Adult Contemporary
San Francisco	Entercom	KUFX-FM	Classic Rock
Sacramento	CBS Radio	KHTK-AM	Sports
Sacramento	CBS Radio	KNCI-FM	Country
Sacramento	CBS Radio	KYMX-FM	Adult Contemporary
Sacramento	CBS Radio	KZZO-FM	Hot Adult Contemporary

Regulatory Update

In connection with the settlement with the DOJ, the agreements with iHeartMedia, Beasley and Bonneville announced today will clear the way for the Entercom and CBS Radio merger to move forward, pending FCC approval.

On February 2, 2017, Entercom announced an agreement to combine with CBS Radio in an all-stock transaction which is expected to be tax-free to CBS and its shareholders. The merger will make Entercom a leading local media and entertainment company with a nationwide footprint of 235 stations, with coverage of close to 90% of persons 12+ in the top 50 markets, as well as robust digital capabilities and a growing events platform.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading media and entertainment company in the U.S., reaching and engaging more than 40 million people a week through its portfolio of highly rated stations in top markets across the country. Entercom is a purpose-driven company, deeply committed to entertaining and informing its listeners with the best locally curated music, news, sports, and talk content, driven by compelling local personalities. Entercom delivers superior ROI by connecting its customers and audiences through its leading local brands and unparalleled local marketing solutions and its SmartReach Digital product suite. Learn more about Philadelphia-based Entercom at www.Entercom.com, Facebook and Twitter (@Entercom).

Forward-Looking Statements

This communication contains “forward-looking statements.” All statements other than statements of historical fact contained in this report are forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “projects,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed combination with CBS Radio; risks associated with tax liabilities, or changes in U.S. federal tax laws or interpretations to which they are subject; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including advertiser clients, employees and competitors; a decline in advertising revenue and the seasonality of advertising revenue; intense competition in the broadcast radio and media distribution industries; impact on advertising rates and revenues due to technological changes and failure to timely or appropriately respond to such changes; ability to attract new and retain existing advertiser clients in the manner anticipated; increases in or new royalties; high fixed costs; ability to hire and retain key personnel; failure to protect our intellectual property; availability of sources of funding on favorable terms or at all; changes in legislation or governmental regulations affecting the companies; economic, social or political conditions that could adversely affect the companies or their advertiser clients; conditions in the credit markets; and risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings.

All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”) by Entercom and CBS to the extent they relate to CBS Radio). We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information

Important Additional Information has been filed with the SEC

Entercom has filed with the SEC a registration statement on Form S-4, which will constitute a prospectus of Entercom, and a proxy statement relating to the special meeting of Entercom shareholders (together, the “proxy statement/prospectus”), CBS has filed with the SEC a Schedule TO with respect to the proposed exchange offer and CBS Radio has filed with the SEC a registration statement on Form S-1 and Form S-4 that will constitute a prospectus of CBS Radio (together with the proxy statement/prospectus and the Schedule TO, the “Disclosure Documents”). INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DISCLOSURE DOCUMENTS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT ENTERCOM, CBS, CBS RADIO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders can obtain free copies of the Disclosure Documents and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders can obtain free copies of the Disclosure Documents and other documents filed with the SEC on Entercom’s website at www.entercom.com (for documents filed with the SEC by Entercom) or on CBS’s website at www.cbs.com (for documents filed with the SEC by CBS or CBS Radio).

Participants in the Solicitation

Entercom, CBS, CBS Radio and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Entercom in respect of the proposed transactions contemplated by the definitive proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Entercom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus filed with the SEC. Information regarding Entercom’s and CBS’s directors and executive officers is contained in Entercom’s and CBS’s respective Annual Reports on Form 10-K for the year ended December 31, 2016, and their Proxy Statements on Schedule 14A, filed on March 17, 2017 and April 7, 2017, respectively, which have been filed with the SEC and can be obtained free of charge from the sources indicated above.

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CONTACT:

Esther-Mireya Tejeda

610.822.0861

Esther-Mireya.Tejeda@entercom.com

@EntercomPR